UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2017

Blackbaud, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-50600	11-2617163
(Commission File Number)	(IRS Employer ID Number)

2000 Daniel Island Drive, Charleston, South Carolina	29492
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (843) 216-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On June 23, 2017, Blackbaud Global Limited (“Blackbaud Global”), a United Kingdom limited liability company and wholly-owned subsidiary of Blackbaud, Inc. (the “Company”), entered into a sale and purchase agreement (the “SPA”) among Blackbaud Global, the Company, and the holders of all of the outstanding shares of capital stock (the “Shares”) of Giving Limited, a United Kingdom private limited company (“Giving Limited”), to acquire the Shares of Giving Limited (the “Acquisition”). Blackbaud Global has agreed to acquire the Shares for an aggregate purchase price of £95 million in cash, subject to certain adjustments. The Acquisition and other transactions contemplated in the SPA are subject to the satisfaction of certain closing conditions as set forth in the SPA, including the approval of the Acquisition by the Competition and Markets Authority in the United Kingdom. The Company anticipates that the Acquisition will close later in 2017.

On June 26, 2017, Blackbaud, Inc. issued a press release announcing its entry into the SPA. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release of Blackbaud, Inc. dated June 26, 2017.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” regarding the acquisition of Giving Limited by the Company and its subsidiaries and related transactions that are not historical or current facts and deal with potential future circumstances or developments, in particular regarding whether and when the transactions contemplated by the SPA will be consummated. These forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and actual outcomes and results could differ materially. Risks and uncertainties that could affect these forward-looking statements include: satisfaction of the conditions to closing of the acquisition, together with the risk factors and uncertainties that affect the Company’s business, particularly those identified in the Company’s Annual Reports on Form 10-K and other filings with the U.S. Securities and Exchange Commission. Except as might be required by law, the Company disclaims any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKBAUD, INC.

Date: June 26, 2017	/s/ Michael P. Gianoni
Michael P. Gianoni
President and Chief Executive Officer
(Principal Executive Officer)